                                     [LOGO]
                              SOURCE CAPITAL, INC.

                              FIRST QUARTER REPORT
                                 March 31, 1997
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                             OFFICERS AND DIRECTORS
                                     [LOGO]
                              SOURCE CAPITAL, INC.

DIRECTORS
Wesley E. Bellwood
Julio J. de Puzo, Jr.
David Rees
Robert L. Rodriguez
Lawrence J. Sheehan
Charles W. Stanton
Kenneth L. Trefftzs
OFFICERS
Julio J. de Puzo, Jr., PRESIDENT
Eric S. Ende, SENIOR VICE PRESIDENT AND CHIEF
  INVESTMENT OFFICER
Robert L. Rodriguez, SENIOR VICE PRESIDENT
Steven R. Geist, VICE PRESIDENT
Janet M. Pitman, VICE PRESIDENT
Steven T. Romick, VICE PRESIDENT
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER
INVESTMENT ADVISER
First Pacific Advisors, Inc.
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064
CUSTODIAN
State Street Bank and Trust Company
Boston, Massachusetts
COUNSEL
O'Melveny & Myers LLP
Los Angeles, California
TRANSFER AND SHAREHOLDER SERVICE AGENT

ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
(800) 279-1241 or (212) 613-7427

REGISTRAR

ChaseMellon Shareholder Services, L.L.C.
Ridgefield Park, New Jersey

STOCK EXCHANGE LISTING

New York Stock Exchange:
Symbols:  SOR Common Stock
         SOR+ Preferred Stock

                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

INVESTMENT RESULTS

 Source Capital's total net assets decreased to $375,667,984 from $382,146,427 at year-end. Net asset value per Common share decreased to $44.01 at March 31, 1997 from $45.35 at year-end. In addition, a distribution of $0.925 was paid on the Common shares during the quarter.

 During this quarter, Source Capital's net asset value per share of Common Stock decreased 1.0% while total net assets declined 0.5%, with both figures reflecting reinvestment of dividends and distributions paid during the period. These changes compare with a 2.6% increase during the quarter for the Standard & Poor's 500 Stock Index, also on a reinvested basis.

 These changes compare to a 3.4% decline in the Russell 2500 Index, also on a reinvestment basis. The reader may recall our discussion in the Source 1996 Annual Report about the most appropriate benchmark for the performance of the Company, in which we concluded the greater similarities in market cap and portfolio weighting between Source and the Russell 2500 made that index a much better guide than the S&P 500.

NET INVESTMENT INCOME

 Net investment income decreased during the quarter to $1,976,386 from $2,350,412 in the first quarter of 1996. After providing for Preferred dividends, net investment income per Common share amounted to $0.11 compared with $0.16 in the prior year.

DISTRIBUTIONS TO COMMON SHAREHOLDERS

 A regular quarterly distribution at the rate of $0.925 per share was paid on March 15, 1997 to shareholders of record on February 21, 1997. Source's 10% Distribution Policy, adopted in 1976, calls for payments to Common shareholders approximating 10% of the Common Stock's ongoing net asset value. Shareholders are reminded that these payments substantially exceed the Company's net investment income and thus represent a continuing payment of a portion of the Company's capital. As we repeatedly point out, maintenance of the current $3.70 Common distribution rate is dependent upon achieving total investment results which will sustain a net asset value of approximately $37.00.

PREFERRED DIVIDENDS

 The regular Preferred dividend of $0.60 per share was paid on March 15, 1997 to shareholders of record on February 21, 1997. The decrease in the Company's total net assets so far this year has led to a decrease in the Preferred shares' asset coverage from 706% at year-end 1996 to 694% at March 31, 1997. The decline in net investment income in the first quarter decreased Preferred dividend coverage to 167% compared to 199% in the first quarter of 1996.

MARKET PRICE OF SOURCE CAPITAL SHARES

 The market price of Source Capital Common Stock decreased during the quarter from $45 1/2 at year-end 1996 to $44 1/4 at March 31, 1997. As this $1.25 decrease in market price was less than the $1.34 decline in net asset value during the period, the market premium to net asset value of 0.3% at year-end 1996 increased to 0.5% at March 31, 1997. The market price of Source Capital Preferred Stock also decreased during the quarter from $28 5/8 to $28 1/2.

COMMENTARY

 The First Quarter of 1997 was a difficult one for many investors, as the narrowness of the stock market advance, so evident in 1996's results, continued into the new year. For example, the 100 largest stocks in the S&P 500 Index were up over 3% in the quarter, while the Russell 2000 Index, which tracks much smaller companies, was down more than 5%, a performance differential of 8 1/2%. Since the beginning of 1996, the biggest S&P stocks are up 34%, while the Russell 2000 is ahead only 10%, an astounding difference. Under the circumstances, we consider Source's 1% first quarter decline and almost 21% gain since the start of 1996 to be quite respectable performance, particularly given the relative absence of really large companies from the portfolio.

 The market environment has also been unforgiving for many companies. Even modest disappointments in business performance have led to significant declines in stock prices. We expect that Source's portfolio of superior companies operating in relatively unvolatile businesses, and held at below-market valuations, will continue to shield our shareholders, even if the market environment remains hazardous.

 A new name in the portfolio this quarter is NUCOR, a manufacturer of steel and steel products. It is unusual for Source to own producers of commodity products like metals, paper, or basic chemicals -- whose physical characteristics are nearly identical and where competition is based largely on price. Historically, such businesses have not enjoyed the superior returns on capital which we require as a prerequisite to ownership. There are exceptions, however, and Nucor is one of them.

 The key to earning superior returns in a commodity business is having a low cost structure. Nucor's low costs are based on the ability to construct plants at a capital cost below that of competitors, on the use of advanced technology to simplify and automate the production process, and on the high productivity with which their non-union labor force operates.

 The difference between Nucor and the large, integrated steel companies is dramatic. Although Nucor factory workers earn salaries which are comparable to or greater than those of union workers (for Nucor, $55,000 for an unskilled worker, $85,000 for higher skill levels), the pay is based on meeting high productivity targets, not on union contracts. As a result, Nucor produces steel using less than one man-hour per ton, while the average U.S. integrated steel producer requires four hours.

 Cost advantages like these permit Nucor to earn much higher rates of return than its U.S. competitors. Over the past 10 years Nucor has averaged 15% return on equity, with only modest leverage, even though, for part of this period, the industry was under severe stress. During 1990-1993, four large integrated steel producers (U.S. Steel, Inland, Bethlehem, and AK) lost $6.3 billion, with each company losing money virtually every year. In contrast, Nucor earned $350 million during this period, with trough profitability of 10% on equity.

 Ten years ago Nucor was primarily a traditional mini-mill, producing about
1 1/2 million tons a year. Although efficient and low cost, mini-mills have traditionally made products, such as rebar, for which close control of metallurgy and surface quality was not necessary. During the past decade Nucor has invaded the province of the integrated mills, using innovative new technology to significantly broaden its product offering, as well as greatly increase production.

It entered the market for hot and cold rolled sheet steel, completing a plant near Crawfordsville, Indiana in 1989. It introduced a production process involving the continuous casting of a thin slab, saving time, energy, and labor compared to prior methods. It has subsequently built two more sheet mills and its 1997 sheet production should be about 5 million tons, or close to 10% of U.S. output. In 1988 it started operation of a new mill in Hickman, Arkansas to produce wide-flange beams in a joint venture with Yamato Kogyo. The mill uses a continuous casting method which produces a beam blank closer in shape to that of the finished beam than traditional methods. The leading U.S. beam producer at that time, Bethlehem Steel, has recently left the business, leaving Nucor with the leading market share. Nucor expanded beam capacity in 1993 and recently announced that it would construct a second beam mill, increasing capacity to 2.5 million tons.
 We believe that the competitive advantages which enabled Nucor to increase steel production five fold over the past ten years, funded entirely from internal cash flow, are still in place. We expect to see continued profitable investment opportunities and sales and income growth. At its recent price of $48, Nucor's stock is at the same level as early 1993 and well below its 1994 high of $72. Earnings estimates for 1997 average about $3.50 per share, although with an unusually wide range, giving Nucor a PE of less than 14x. We find this valuation attractive and hope to find opportunities to further increase our position.
 We will continue to search for companies such as Nucor -- which combine high returns on capital, excellent growth prospects, strong balance sheets, and reasonable valuations. We believe that Source's portfolio of superior businesses like this one should provide shareholders with rewarding long-term returns, without assuming excess risk.
                                             Respectfully submitted,

                                                    [/S/ ERIC S. ENDE]
                                             Eric S. Ende
                                             Senior Vice President and
                                               Chief Investment Officer
                                             May 13, 1997

                            MAJOR PORTFOLIO CHANGES
                          Quarter Ended March 31, 1997

                                                                   Shares or          Ownership at
                                                               Principal Amount      March 31, 1997
                                                              -------------------  -------------------
NET PURCHASES

COMMON STOCKS
Bandag, Incorporated........................................          40,500shs.          243,000shs.
Caraustar Industries, Inc...................................         104,800shs.          437,500shs.
Methode Electronics, Inc. (Class A).........................         386,200shs.          386,200shs.
Nucor Corporation...........................................          87,500shs.           87,500shs.
Poe & Brown, Inc............................................          44,700shs.          173,400shs.
Toys "R" Us, Inc............................................         188,200shs.          188,200shs.
TriMas Corporation..........................................         183,010shs.          272,810shs.
Tupperware Corporation......................................          59,000shs.          275,000shs.

CONVERTIBLE SECURITIES
Excel Realty Trust, Inc. Preferred (Series A)...............         200,000shs.          200,000shs.
NovaCare, Inc. -- 5 1/2% 2000...............................  $    3,000,000       $    3,000,000

NET SALES

COMMON STOCKS
Bandag, Incorporated (Class A)..............................          40,500shs.            --0--
Expeditors International of Washington, Inc.................          85,700shs.          226,500shs.
Genuine Parts Company.......................................          27,600shs.           72,400shs.
Horace Mann Educators Corporation...........................          37,200shs.          137,000shs.
Hubbell Incorporated (Class B)..............................          50,264shs.            --0--
Johnson & Johnson...........................................          63,500shs.            --0--
Lancaster Colony Corporation................................          22,500shs.          262,000shs.
Marsh & McLennan Companies, Inc.............................          28,600shs.            --0--
Norwest Corporation.........................................          17,900shs.          104,688shs.
Pfizer Inc..................................................          55,400shs.            --0--
Unifi, Inc..................................................          44,800shs.          238,700shs.
Wells Fargo & Company.......................................           2,900shs.           20,366shs.

CONVERTIBLE SECURITIES
Healthsource Inc. -- 5% 2003................................  $    2,500,000       $    2,500,000
Rockefeller Center Properties, Inc. -- 0% 2000..............  $    1,450,000       $    3,005,000
TriMas Corporation -- 5% 2003...............................  $    2,550,000                --0--

NON-CONVERTIBLE SECURITY
Tenet Healthcare Corporation -- 9 5/8% 2002.................  $    2,800,000                --0--

                        COMPOSITION OF TOTAL NET ASSETS*
                                 March 31, 1997

Investment securities (cost $302,607,736):
  Common stocks............................................  $279,877,320
  Convertible bonds, debentures and preferred stocks.......   31,157,972
  Non-convertible bonds and debentures.....................   43,506,505
                                                             -----------
                                                             $354,541,797

Cash, receivables, short-term corporate notes, less
  liabilities..............................................   21,126,187
                                                             -----------
Total Net Assets at March 31, 1997.........................  $375,667,984
                                                             -----------
                                                             -----------
Assets applicable to Preferred Stock at a liquidation
  preference
  of $27.50 per share (asset coverage 694%)................  $54,153,330
                                                             -----------
                                                             -----------
Net Assets applicable to Common Stock -- $44.01 per
  share....................................................  $321,514,654
                                                             -----------
                                                             -----------

                         SUMMARY FINANCIAL INFORMATION*

                                                                         Three Months Ended March 31,
                                                                                     1997
                                                                         -----------------------------
                                                                              Total            Per
                                                                               Net           Common
                                                                              Assets          Share
                                                                         ----------------  -----------
Beginning of period....................................................  $    382,146,427   $   45.35

Net realized gain on investments.......................................        15,870,033        2.18
Decrease in unrealized appreciation of investments.....................       (19,761,396)      (2.70)
Income available to Common shareholders................................           794,859        0.11
Quarterly distribution to Common shareholders..........................        (6,745,683)      (0.93)
Proceeds from shares issued for distributions reinvested...............         3,363,744          --
                                                                         ----------------  -----------
Net changes during period..............................................  $     (6,478,443)  $   (1.34)
                                                                         ----------------  -----------
End of period..........................................................  $    375,667,984   $   44.01
                                                                         ----------------  -----------
                                                                         ----------------  -----------


                                                                            Beginning          End
                                                                            of Quarter     of Quarter
                                                                         ----------------  -----------
Common market price per share..........................................         45 1/2         44 1/4
Common market premium to net asset value...............................           0.3%           0.5%
Preferred asset coverage...............................................           706%           694%
Preferred market price per share.......................................         28 5/8         28 1/2

* THE FINANCIAL INFORMATION INCLUDED IN THIS REPORT HAS BEEN TAKEN FROM THE RECORDS OF THE COMPANY WITHOUT EXAMINATION BY INDEPENDENT AUDITORS. SECURITIES ARE CARRIED AT MARKET VALUE.

SOURCE CAPITAL, INC.
11400 West Olympic Boulevard,
Suite 1200
Los Angeles, California 90064

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